UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

SAVVIS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-29375

Delaware	43-1809960
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, MO 63017

(Address of principal executive offices, including zip code)

314-628-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c) The Board of Directors of SAVVIS, Inc. (the “Company”) has appointed Bill Fathers, formerly Senior Vice President, Global Sales and Marketing, to serve as the Company’s President, effective February 24, 2011. As a current executive officer of the Company, the additional information with respect to Mr. Fathers required by Form 8-K has been previously reported by the Company. A copy of the Company’s press release dated February 25, 2011 relating to Mr. Fathers’ appointment is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(e) Mr. Fathers received a $30,000 salary increase and an expanded 90% target bonus opportunity under the Company’s Annual Incentive Plan in connection with his appointment as President.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated February 25, 2011

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS, INC.

Date: February 25, 2011	By:	/s/ Peter J. Bazil
Peter J. Bazil
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Ex. 99.1	Press Release dated February 25, 2011